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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               September 6, 2000


                                  MGM MIRAGE
                                --------------
              (Exact Name of Registrant as specified in Charter)


        Delaware                   0-16760                      88-0215232
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    (State or other             (Commission                  (IRS Employer
     jurisdiction of             File Number)                 Identification
     incorporation)                                               Number)


          3600 Las Vegas Boulevard South, Las Vegas, Nevada    89109
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             (Address of principal executive officers)       (Zip Code)


                                (702) 693-7120
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             (Registrant's telephone number, including area code)


    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On September 6, 2000, MGM MIRAGE ("MGM") announced the execution of the Omnibus Amendment Agreement (the "Agreement"), effective September 6, 2000, amending each of (i) Second Amended and Restated Loan Agreement, (ii) 364-Day Loan Agreement and (iii) Term Loan Agreement, each dated as of April 10, 2000, with Bank of America, N.A. as Administrative Agent and Banc of America Securities LLC as Lead Arranger and Sole Book Manager, a copy of which Agreement is attached as an exhibit to this Form 8-K and incorporated by reference.

Item 7.  Financial Statements and Exhibits

         (a) - (b) Not applicable.

         (c) Exhibits.

               Exhibit 10.1  Omnibus Amendment Agreement, effective September 6,
                   2000, among MGM MIRAGE, as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, Co-Borrowers, the Banks, therein named and Bank of America, N.A., as Administrative Agent.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MGM MIRAGE

September 7, 2000                     By:    /s/ Scott Langsner
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     (Date)                               Name:  Scott Langsner
                                          Title: Secretary and Treasurer